Supplement to the
Fidelity Flex® Funds
Fidelity Flex® 500 Index Fund
April 29, 2025
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Objective" heading.
Fidelity Flex® 500 Index Fund seeks to provide investment results that correspond to the total return of stocks of large capitalization U.S. companies.
The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Prior to July 21, 2025, normally investing at least 80% of assets in common stocks included in the S&P 500® Index, which broadly represents the performance of common stocks publicly traded in the United States.
  Effective July 21, 2025, normally investing at least 80% of assets in securities included in the Fidelity U.S. Large Cap IndexSM.
The Fidelity U.S. Large Cap IndexSM is a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. large capitalization stocks. It is a subset of the Fidelity U.S. Total Investable Market IndexSM (a float-adjusted market capitalization-weighted index designed to reflect the performance of the U.S. equity market, including large-, mid-, and small-capitalization stocks) representing the largest companies. Large capitalization stocks are considered to be stocks of the largest 500 U.S. companies based on float-adjusted market capitalization.
The Fidelity U.S. Large Cap IndexSM was created by Fidelity Product Services LLC (FPS) using a rules-based proprietary index methodology that includes all U.S. stocks meeting certain market capitalization, liquidity and investability requirements.
  Lending securities to earn income for the fund.
The following information supplements information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Rules-Based Strategy Risk.
Although the index uses a rules-based proprietary index methodology, there is no guarantee that this methodology will be successful.
Z5I-SUSTK-0425-101 1.9919855.101	April 29, 2025